UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) September 6, 2023

Vishay Intertechnology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

63 Lancaster Avenue Malvern, PA	19355-2143
(Address of Principal Executive Offices)	Zip Code

Registrant's telephone number, including area code 610-644-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, par value $0.10 per share	VSH	New York Stock Exchange

Item 7.01 – Regulation FD Disclosure

Convertible Senior Notes due 2030 Offering

On September 6, 2023, Vishay Intertechnology, Inc. (the “Company”) issued a press release announcing a proposed offering of $600 million aggregate principal amount of its convertible senior notes due 2030 (the "2030 Notes") pursuant to Rule 144A under the Securities Act of 1933, as amended.  In addition, the Company expects to grant the initial purchasers of the 2030 Notes an option to purchase up to an additional $90 million aggregate principal amount of the 2030 Notes for settlement within a 13-day period beginning on, and including, the first day on which the 2030 Notes are issued. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Conversion Ratio Adjustments for Dividends

The quarterly cash dividend program of the Company results in adjustments to the conversion rate and effective conversion price for the 2.25% Convertible Senior Notes due 2025 (the "2025 Notes"), effective as of the ex-dividend date of each cash dividend.  As required by the indentures governing the terms of the 2025 Notes, the Company has delivered a notice and officers' certificate to the trustees regarding these adjustments.

Pursuant to the indentures governing the terms of the 2025 Notes, effective September 7, 2023 (the ex-dividend date), the adjusted conversion rate and adjusted effective conversion price are as follows (subject to the conditions applicable to conversion set forth in the indentures):

Convertible Senior Notes Due 2025

Conversion Rate (shares of common stock per $1,000 principal amount)	32.1062
Effective conversion price (per share)	$31.15

The information in this Current Report on Form 8-K is being furnished and shall not be treated as “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 – Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated September 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 6, 2023

VISHAY INTERTECHNOLOGY, INC.

By:	/s/ Lori Lipcaman

Name:	Lori Lipcaman
Title:	Executive Vice President and
Chief Financial Officer